 As filed with the Securities and Exchange Commission on or about June 27, 1997

                                        Securities Act Registration No. 33-61545
                               Investment Company Act Registration No. 811- 7335


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]
      Pre-Effective Amendment No.                                           [ ]
                                  -----
      Post-Effective Amendment No.  5                                       [X]
                                  -----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [ ]
      Amendment No.  6                                                      [X]
                   -----

                       (Check appropriate box or boxes)

                        STRONG INSTITUTIONAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


         100 Heritage Reserve
      Menomonee Falls, Wisconsin                                 53051
(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                Thomas P. Lemke
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)


     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended February 28, 1997 was filed on or about April 23, 1997.

     It is proposed that this filing will become effective (check appropriate box).


           [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
           [X]   on July 1, 1997 pursuant to paragraph (b) of Rule 485
           [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
           [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
           [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485
           [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        STRONG INSTITUTIONAL FUNDS, INC.

                             CROSS REFERENCE SHEET

                        Strong Institutional Money Fund

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                        Caption or Subheading in Prospectus or
                Item No. on Form N-1A                    Statement of Additional Information
                ---------------------                    -----------------------------------
PART A - Information Required in Prospectus

1. Cover Page                                           Cover Page

2. Synopsis                                             Expenses

3. Condensed Financial Information                      Financial Highlights

4. General Description of Registrant                    Investment Objective and Policies;
                                                        Implementation of Policies and Risks;
                                                        About the Fund

5. Management of the Fund                               About the Fund

5A.Management's Discussion of Fund Performance          *

6. Capital Stock and Other Securities                   About the Fund; Additional Information

7. Purchase of Securities Being Offered                 How to Buy Shares, Determining Your
                                                        Share Price, Additional Information

8. Redemption or Repurchase                             How to Sell Shares, Determining Your
                                                        Share Price, Additional Information

9. Pending Legal Proceedings                            Inapplicable

PART B - Information Required in Statement of Additional Information

10. Cover Page                                          Cover page

11. Table of Contents                                   Table of Contents

12. General Information and History                     **

13. Investment Objectives and Policies                  Investment Restrictions; Investment
                                                        Policies and Techniques

14. Management of the Fund                              Directors and Officers of the Fund

15. Control Persons and Principal Holders of            Principal Shareholders; Directors and
    Securities                                          Officers of the Fund; Investment
                                                        Advisor and Distributor


                                             Caption or Subheading in Prospectus or
           Item No. on Form N-1A              Statement of Additional Information
           ---------------------              -----------------------------------
16. Investment Advisory and Other Services   Investment Advisor and Distributor;
                                             About the Fund (in Prospectus);
                                             Custodian; Transfer Agent and
                                             Dividend-Disbursing Agent;
                                             Independent Accountants; Legal
                                             Counsel

17. Brokerage Allocation and Other
    Practices                                Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities       Included in Prospectus under the
                                             heading About the Fund and in the
                                             Statement of Additional Information
                                             under the heading Shareholder
                                             Meetings

19. Purchase, Redemption and Pricing of      Included in Prospectus under the
    Securities Being Offered                 headings:  How to Buy Shares,
                                             Determining Your Share Price, How to
                                             Sell Shares, Additional Information;
                                             and in the Statement of Additional
                                             Information under the headings:
                                             Investment Advisor and Distributor;
                                             and Determination of Net Asset Value

20. Tax Status                               Included in Prospectus under the
                                             heading About the Fund; and in the
                                             Statement of Additional Information
                                             under the heading Taxes

21. Underwriters                             Investment Advisor and Distributor

22. Calculation of Performance Data          Performance Information

23. Financial Statements                     Financial Statements

* Complete answer to Item is contained in the Fund's Annual Report. ** Complete answer to Item is contained in Fund's Prospectus.

                        STRONG INSTITUTIONAL FUNDS, INC.

                             CROSS REFERENCE SHEET

                         Strong Institutional Bond Fund

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                        Caption or Subheading in Prospectus or
                Item No. on Form N-1A                    Statement of Additional Information
                ---------------------                    -----------------------------------
PART A - Information Required in Prospectus

1. Cover Page                                           Cover Page

2. Synopsis                                             Expenses

3. Condensed Financial Information                      Financial Highlights

4. General Description of Registrant                    Investment Objective and Policies;
                                                        Implementation of Policies and Risks;
                                                        About the Fund

5. Management of the Fund                               About the Fund

5A.Management's Discussion of Fund Performance          Inapplicable

6. Capital Stock and Other Securities                   About the Fund; Additional Information

7. Purchase of Securities Being Offered                 How to Buy Shares, Determining Your
                                                        Share Price, Additional Information

8. Redemption or Repurchase                             How to Sell Shares, Determining Your
                                                        Share Price, Additional Information

9. Pending Legal Proceedings                            Inapplicable

PART B - Information Required in Statement of Additional Information

10. Cover Page                                          Cover page

11. Table of Contents                                   Table of Contents

12. General Information and History                     *

13. Investment Objectives and Policies                  Investment Restrictions; Investment
                                                        Policies and Techniques

14. Management of the Fund                              Directors and Officers of the Fund

15. Control Persons and Principal Holders of            Principal Shareholders; Directors and
    Securities                                          Officers of the Fund; Investment
                                                        Advisor and Distributor


                                             Caption or Subheading in Prospectus or
           Item No. on Form N-1A              Statement of Additional Information
           ---------------------              -----------------------------------
16. Investment Advisory and Other Services   Investment Advisor and Distributor;
                                             About the Fund (in Prospectus);
                                             Custodian; Transfer Agent and
                                             Dividend-Disbursing Agent;
                                             Independent Accountants; Legal
                                             Counsel

17. Brokerage Allocation and Other
    Practices                                Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities       Included in Prospectus under the
                                             heading About the Fund and in the
                                             Statement of Additional Information
                                             under the heading Shareholder
                                             Meetings

19. Purchase, Redemption and Pricing of      Included in Prospectus under the
    Securities Being Offered                 headings:  How to Buy Shares,
                                             Determining Your Share Price, How to
                                             Sell Shares, Additional Information;
                                             and in the Statement of Additional
                                             Information under the headings:
                                             Investment Advisor and Distributor;
                                             and Determination of Net Asset Value

20. Tax Status                               Included in Prospectus under the
                                             heading About the Fund; and in the
                                             Statement of Additional Information
                                             under the heading Taxes

21. Underwriters                             Investment Advisor and Distributor

22. Calculation of Performance Data          Performance Information

23. Financial Statements                     Financial Statements


*       Complete answer to Item is contained in Fund's Prospectus.

                        STRONG INSTITUTIONAL MONEY FUND


   The Strong Institutional Money Fund is a diversified, no-load series of Strong Institutional Funds, Inc., an open-end management investment company. The Strong Institutional Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk. The Fund is designed to provide access to the professional investment management services offered by Strong Capital Management, Inc., the Fund's investment advisor. Shares of the Fund are offered primarily for direct investment by investors such as corporations, pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and other institutions.



   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Fund, dated July 1, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge by writing to Strong Funds Distributors, Inc., P.O. Box 782, Milwaukee, Wisconsin 53201-0782 or by calling (800) 733-CASH(2274).


   AN INVESTMENT IN THE STRONG INSTITUTIONAL MONEY FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

----------------------------------------------------------------------------
----------------------------------------------------------------------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------------

                         TOLL FREE: 800-733-CASH(2274)


                                  July 1, 1997


                             ---------------------

                               TABLE OF CONTENTS


EXPENSES.....................................    3
FINANCIAL HIGHLIGHTS.........................    4
INVESTMENT OBJECTIVE AND POLICIES............    5
IMPLEMENTATION OF POLICIES AND RISKS.........    6
ABOUT THE FUND...............................    9
DETERMINING YOUR SHARE PRICE.................   13
HOW TO BUY SHARES............................   13
HOW TO SELL SHARES...........................   14
ADDITIONAL INFORMATION.......................   15


                             ---------------------

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Fund, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.............  NONE
Sales Load Imposed on Reinvested
  Dividends.................................  NONE
Deferred Sales Load.........................  NONE
Redemption Fee..............................  NONE
Exchange Fee................................  NONE


   Purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services.


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)


Management Fee (after waiver)...............  .05%
Other Expenses..............................  .16%
Administrative Services Fee.................  NONE
12b-1 Fees..................................  NONE
--------------------------------------------------
Total Operating Expenses (after waiver).....  .21%



    STRONG CAPITAL MANAGEMENT, INC., (THE "ADVISOR") VOLUNTARILY HAS AGREED TO MAINTAIN THE FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN .21%. Had the reduction of the management fee otherwise payable not been reflected in the above table, the management fee payable by the Fund would be .35% of average daily net assets. The Advisor has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. The expenses specified in the table above are based on actual expenses incurred for the fiscal year ended February 28, 1997. For additional information concerning fees and expenses, see "About the Fund -- Management."


                             ---------------------

EXAMPLE
   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
  ----------------------------------------------------------------------------


                                                       Period (in years)
                  Fund                          1         3         5        10
Strong Institutional Money Fund                 $2        $7       $12       $27


----------------------------------------------------------------------------

   The Example is based on the Fund's "Total Operating Expenses" after waiver, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

                              FINANCIAL HIGHLIGHTS


   The following annual Financial Highlights for the Fund have been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended February 28, 1997 is included in the Fund's Annual Report that is contained in the Fund's Statement of Additional Information. The Financial Highlights for the Fund should be read in conjunction with the Financial Statements and related notes included in the Fund's Annual Report. Additional information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of the Fund outstanding for the entire period.

  ----------------------------------------------------------------------------


                                                      2-28-97    2-29-96*
NET ASSET VALUE, BEGINNING OF PERIOD                  $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                                   0.05       0.03
  Net Realized Losses on Investments                     (0.01)        --
                                                      --------   --------
Total from Investment Operations                          0.04       0.03
LESS DISTRIBUTIONS:
  From Net Investment Income                             (0.05)     (0.03)
                                                      --------   --------
Total Distributions                                      (0.05)     (0.03)
CAPITAL CONTRIBUTION                                      0.01         --
                                                      --------   --------
NET ASSET VALUE, END OF PERIOD                        $   1.00   $   1.00
                                                      ========   ========
TOTAL RETURN**                                           +5.5%      +2.6%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)              $279,835   $127,461
Ratio of Expenses to Average Net Assets                   0.2%       0.2%***
Ratio of Expenses to Average Net Assets Without
  Waivers                                                 0.5%       0.4%***
Ratio of Net Investment Income to Average Net Assets      5.4%       5.6%***


----------------------------------------------------------------------------


  * For the period from September 21, 1995 (inception) to February 29, 1996. Total return is not annualized.



 **Had the Advisor not made the capital contribution as described in the notes to the financial statements, included in the Fund's Annual Report, the adjusted total return would have been 4.8% for the fiscal year ended February 28, 1997.



*** Calculated on an annualized basis.


                             ---------------------

                       INVESTMENT OBJECTIVE AND POLICIES

   The Fund has adopted certain fundamental investment restrictions that are designed to reduce the Fund's investment risk. A complete list of these and other operating policies are set forth in the Fund's Statement of Additional Information ("SAI"). To further guide investment activities, the Fund has also instituted a number of non-fundamental operating policies which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by the Board of Directors of Strong Institutional Funds, Inc. without shareholder approval, the Fund will promptly notify shareholders of any material change in operating policies. Because of the risks inherent in all investments, there can be no assurance that the Fund will meet its objective, which is discussed below.
   The Fund seeks current income, a stable share price, and daily liquidity. The Fund is designed for institutional investors who are seeking a high rate of return, a stable net asset value, and convenient liquidation privileges. The Fund's minimum account size is $2 million.
   The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") for money market funds. Accordingly, the Fund:
    (i)  limits its average portfolio maturity to 90 days or less;
    (ii) buys only securities with remaining maturities of thirteen months or less; and
   (iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.

   The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality. (See the SAI for a description of ratings.)

   Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. ALTHOUGH THE FUND'S SHARE PRICE HAS REMAINED CONSTANT IN THE PAST, THE FUND CANNOT GUARANTEE THAT IT WILL

                             ---------------------

ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.

                           IMPLEMENTATION OF POLICIES
                                   AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Fund may invest in the following securities and may employ the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Fund's SAI.

DEBT OBLIGATIONS


   TYPES OF OBLIGATIONS. The Fund may not invest in any debt obligation that does not meet the maturity and quality standards of Rule 2a-7 under the 1940 Act for money market funds. Debt obligations in which the Fund may invest include
(i) corporate debt obligations, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) floating- or variable-rate debt obligations; (vi) mortgage- and asset-backed debt obligations; (vii) U.S. dollar denominated foreign debt obligations; (viii) U.S. government securities issued or guaranteed by the U.S. Treasury (such as bills, notes, or bonds) or by an agency or instrumentality of the U.S. government; and
(ix) municipal obligations.


GOVERNMENT SECURITIES

   U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

                             ---------------------

- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

   Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

ASSET-BACKED DEBT OBLIGATIONS

   The Fund may invest in asset-backed debt obligations. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties.

MUNICIPAL OBLIGATIONS

   The Fund may invest in municipal debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

FOREIGN SECURITIES

   The Fund may invest up to 25% of its net assets in foreign securities. In accordance with Rule 2a-7 under the 1940 Act, the Fund will limit its

                             ---------------------
investments in foreign securities to those denominated in U.S. dollars. Foreign investments involve special risks, including:


- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;

- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets, and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities.

REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund may enter into repurchase agreements with respect to any security in which it may invest. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

WHEN-ISSUED SECURITIES

   The Fund may invest without limitation in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Fund to lock in

                             ---------------------
a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.
   The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

ILLIQUID SECURITIES

   The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by the Corporation's Board of Directors.

                                 ABOUT THE FUND

MANAGEMENT

   The Board of Directors of the Fund is responsible for managing its business and affairs. The Fund has entered into an investment advisory agreement with Strong Capital Management, Inc. (the "Advisor"). Under the terms of the agreement, the Advisor manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of May 31, 1997, the Advisor had over 25 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of Strong Institutional Funds, Inc. (the "Corporation"), is the controlling shareholder of the Advisor.


                             ---------------------

   As compensation for its services, the Fund pays the Advisor a monthly management fee based on a percentage of the Fund's average daily net asset value. The annual rate is .35%. The Advisor has voluntarily agreed to waive its management fee to the extent necessary to keep the Fund's Total Operating Expenses at no more than .21%. The Advisor has no current intention to, but may in the future, discontinue or modify any of such waiver at its discretion. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.


   The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.



   PORTFOLIO MANAGER. Mr. Jay N. Mueller serves as the portfolio manager for the Fund. Mr. Mueller joined the Advisor in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with R. Meeder & Associates of Dublin, Ohio. Mr. Mueller received his bachelor's degree in Economics in 1982 from the University of Chicago. Mr. Mueller is also a Chartered Financial Analyst. Mr. Mueller has managed the Fund since its inception in September 1995.


TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Fund. As compensation for these services, the Fund pays the Advisor a monthly fee based on a percentage of the Fund's average daily net asset value. The annual rate is .03%. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the advisory agreement between the Advisor and the Fund.

                             ---------------------

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Fund.

ORGANIZATION


   SHAREHOLDER RIGHTS. The Fund is a series of common stock of the Corporation, a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions and in the residual assets of the Fund in the event of liquidation. Generally, the Fund will not hold an annual meeting of shareholders unless required by the 1940 Act.


   SHAREHOLDER PRIVILEGES. The Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any shareholder privilege discussed in this prospectus or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Dividends from the Fund automatically will be invested in additional shares of the Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends be paid in cash, the Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.
   The policy of the Fund is to pay dividends from net investment income monthly. The Fund declares dividends on each day its net asset value is calculated, except for bank holidays. Income earned on weekends, holidays (including bank holidays), and other days on which net asset value is not calculated is declared as a dividend on the day on which the Fund's net asset value was most recently calculated.

   TAX STATUS OF DIVIDENDS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive.
   The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are

                             ---------------------
taxable as if paid on December 31. All state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations, although there are conditions to this treatment in some states. You will be notified annually of the percentage of the Fund's income that is derived from U.S. government securities.

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends paid (or deemed paid) during the year.


   SHARES SOLD. If you redeem all shares in an account at any time during a month, accrued dividends will be paid the day after the redemption proceeds are paid.


   TAX STATUS OF THE FUND. The Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings timely distributed to its shareholders.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Fund and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION


   The Fund may advertise a variety of types of performance information, including "yield," "effective yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Fund.

   Yield is an annualized figure, which means that it is assumed that the Fund generates the same level of net investment income over a one-year period. The Fund's yield and effective yield are measures of the net investment income per share earned by the Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by the Fund will be reinvested.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund assuming the reinvestment of all dividends. Total return figures are not annualized and simply represent the aggregate change of the Fund's investments over a specified period of time.

                             ---------------------

                          DETERMINING YOUR SHARE PRICE

   The net asset value ("NAV") for the Fund is normally determined as of 12:00 noon Central Time ("CT") each day the New York Stock Exchange (the "Exchange") is open. The Fund reserves the right to change the time at which purchases and redemptions are priced if the Exchange closes at a time prior to 12:00 noon CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining NAV.
   The Fund attempts to stabilize the NAV of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. Under this method, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. THE FUND CANNOT GUARANTEE THAT ITS NET ASSET VALUE WILL ALWAYS REMAIN AT $1.00 PER SHARE.

                               HOW TO BUY SHARES

   An institutional investor may purchase shares at the net asset value next determined after an order is received in proper form. Although the Fund does not impose any sales charge in connection with the purchase of its shares, institutions may charge their clients fees in connection with purchases for their accounts. The Fund may decline to accept your order when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders. The Fund may discontinue offering its shares at any time or in any particular state without notice to shareholders. Shares must be purchased by wire.
   A completed, signed application must be received by Strong Institutional Investor Services prior to the initial investment in the Fund's shares. The application should be forwarded to: Strong Institutional Investor Services, 100 Heritage Reserve, P.O. Box 782, Milwaukee, Wisconsin 53201-0782 (or fax to 414-359-3535). The original application must be on file with the Fund's transfer agent before a redemption will be processed. The Fund reserves the right to refuse any purchase at any time.

   To purchase by wire, place an irrevocable order by calling 1-800-733-CASH(2274) before 12:00 noon CT. Payment by federal funds must be received by Firstar Bank Milwaukee, N.A., the Fund's agent, by 2:30 p.m. CT (3:30 EST) that day. The order is considered received when Firstar Bank Milwaukee receives the wire in good order. Any failure to deliver payment by


                             ---------------------
such deadline may result in cancellation of the order or liability for the resulting interest expense. Payment for the purchase must be wired as follows:


            Firstar Bank Milwaukee, N.A.
            777 East Wisconsin Avenue
            Milwaukee, WI 53202
            ABA routing number: 075000022
            Account number: 112737-090
            For Further Credit to: (insert your
            Strong Institutional Money Fund account number and registration)

  If wire is received:     Dividends Begin
------------------------  -----------------
 By 2:30 p.m. CT          Same Business Day
 After 2:30 p.m. CT       Next Business Day

                               HOW TO SELL SHARES

   An institutional investor may redeem shares at the net asset value next determined after an order is received in proper form by the Fund's transfer agent. Although the Fund does not impose any sales charge in connection with the redemption of its shares, institutions may charge their clients fees in connection with redemptions for their accounts. Shares must be redeemed by wire. Wire fees are absorbed by the Fund and are a Fund expense.
   To redeem by wire, place an order by calling 1-800-733-CASH(2274) before 12:00 noon CT (1:00 EST). TO REDEEM BY TELEPHONE, THE "YES" BOX IN THE APPROPRIATE SECTION OF THE ACCOUNT APPLICATION MUST BE CHECKED.
   In accordance with the following, redemption proceeds will be wired to the bank account(s) designated on a shareholder's application. Redemption proceeds will ordinarily be wired the same or next business day, but in no event more than seven days, after receipt of a redemption request.


Redemption request received
  by Strong Institutional          Redemption
     Investor Services         proceeds ordinarily         Dividends
---------------------------  -----------------------   -----------------
By 12:00 noon CT             Wired same business day   Not earned on Day
                                                          request is
                                                           received
After 12:00 noon CT          Wired next business day     Earned on Day
                                                          request is
                                                           received


WHAT YOU SHOULD KNOW ABOUT REDEEMING SHARES

   Shares may be redeemed via telephone or written instructions. The right of redemption may be suspended during any period in which (i) trading on the

                             ---------------------

Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
   You may redeem shares in writing by mailing or faxing a signature guaranteed request to Strong Institutional Investor Services at the address or number on the back of this prospectus.

                             ADDITIONAL INFORMATION

TELEPHONE INSTRUCTIONS

   The Fund reserves the right to refuse a telephone instruction if it believes it advisable to do so. Once you place your telephone instruction, it cannot be canceled or modified. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if they do not follow these procedures. Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

ADVANCE NOTICE OF LARGE TRANSACTIONS

   To allow the Advisor to manage the Fund most effectively, investors are strongly urged to initiate all purchases and redemptions as early in the day as possible and to notify the Advisor at least one day in advance of transactions in excess of $5 million. In making advance notification of a purchase or redemption transaction, an investor must provide the Advisor with its name and account number. To protect the Fund's performance and shareholders, the Advisor discourages frequent trading in response to short-term market fluctuations.

REDEMPTIONS IN KIND

   If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

                             ---------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE

   The minimum initial investment to establish a new account in the Fund is $2 million. Subsequent transactions may be made in any amount. If an account balance falls below $2 million due to redemption, the account may be closed and the proceeds wired to the bank account of record. An investor will be given 30 days' notice that the account will be closed unless an additional investment is made to increase the account balance to the $2 million minimum.

CERTIFICATES, STATEMENTS, AND REPORTS


   The Fund does not issue share certificates. The Fund will send investors a confirmation statement after every transaction (except for a reinvestment of dividends) on an account, and will confirm all transactions for an account on a quarterly basis. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-733-CASH(2274) to order past statements. Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.



FINANCIAL INTERMEDIARIES



   If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.


                             ---------------------

SIGNATURE GUARANTEES

   Investors requesting (i) a written redemption of $25,000 or more, (ii) a redemption of any amount to be sent to an address other than that on record with the Fund, (iii) a redemption payable other than to the shareholder of record,
(iv) a change in the account's registration must have their signatures guaranteed by any eligible guarantor institution, as defined by the SEC, or (v) a change or addition to a preauthorized bank address. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

----------------------------------------------------------------------------

                     STRONG INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 782
                            MILWAUKEE, WI 53201-0782

                         TOLL FREE: 800-733-CASH(2274)
                            FACSIMILE: 414-359-3535

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION



                        STRONG INSTITUTIONAL MONEY FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                       Toll-Free:  (800) 773-CASH (2274)




     Strong Institutional Money Fund (the "Fund") is a diversified series of Strong Institutional Funds, Inc. (the "Corporation"), an open-end management investment company. This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Fund, dated July 1, 1997. Requests for copies of the Prospectus should be made by calling the number listed above. The Financial Statements appearing in the Fund's Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.
































        This Statement of Additional Information is dated July 1, 1997.

                        STRONG INSTITUTIONAL MONEY FUND


TABLE OF CONTENTS                                                  PAGE

INVESTMENT RESTRICTIONS...............................................3
INVESTMENT POLICIES AND TECHNIQUES....................................4
  Asset-Backed Debt Obligations.......................................4
  Borrowing...........................................................5
  Illiquid Securities ................................................5
  Lending of Portfolio Securities ....................................6
  Mortgage Dollar Rolls and Reverse Repurchase Agreements.............6
  Repurchase Agreement................................................7
  Rule 2a-7:  Maturity, Quality, and Diversification Restrictions.....7
  Variable- or Floating-Rate Securities...............................8
  When-Issued Securities..............................................9
DIRECTORS AND OFFICERS OF THE CORPORATION............................10
PRINCIPAL SHAREHOLDERS...............................................13
INVESTMENT ADVISOR AND DISTRIBUTOR...................................13
PORTFOLIO TRANSACTIONS AND BROKERAGE.................................16
CUSTODIAN............................................................18
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.........................19
TAXES................................................................19
DETERMINATION OF NET ASSET VALUE.....................................20
ADDITIONAL SHAREHOLDER INFORMATION...................................20
FUND ORGANIZATION....................................................21
SHAREHOLDER MEETINGS.................................................21
PERFORMANCE INFORMATION..............................................22
GENERAL INFORMATION..................................................26
PORTFOLIO MANAGEMENT.................................................29
LEGAL COUNSEL........................................................29
INDEPENDENT ACCOUNTANTS..............................................29
FINANCIAL STATEMENTS.................................................30
APPENDIX............................................................A-1


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated July 1, 1997, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.


This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Strong Institutional Money Fund is to seek current income, a stable share price, and daily liquidity. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. This limitation shall not limit the Fund's purchases of obligations issued by domestic banks.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Corporation without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.


7.   Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


8. Engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.


     Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this SAI are not fundamental and may be changed with approval of the Fund's Board. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objective and Policies" and "Implementation of Policies and Risks."

ASSET-BACKED DEBT OBLIGATIONS

     The Fund may invest in asset-backed debt obligations. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases these debt obligations at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these debt obligations at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are
issued for two main reasons.   First, multiple classes may be used as a method
of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING

     The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 10% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).

     The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

     The Board of Directors of the Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security,
(ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (iii) the Advisor considers the trading market for the specific security taking into account all relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

LENDING OF PORTFOLIO SECURITIES

     The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing".)


     The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

     The Fund is subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share.
Accordingly, this Fund will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limits investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

     Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

     (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

     The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

     The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

     In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) the Fund will not invest more than 5% of the Fund's total assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.

     As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

VARIABLE- OR FLOATING-RATE SECURITIES

     The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Fund will be made in accordance with Rule 2a-7.

      Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

     The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

     In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

WHEN-ISSUED SECURITIES

     The Fund may purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by purchases of securities on a when-issued basis.

     To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

                  DIRECTORS AND OFFICERS OF THE CORPORATION

     Directors and Officers of the Corporation, together with information as to their principal occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 41 mutual funds (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Fund.


*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the Corporation.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Corporation as a Director and Chairman of the Board since July 1995.


MARVIN E. NEVINS (DOB 7/9/18), Director of the Corporation.

     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Corporation as a Director since July 1995.


WILLIE D. DAVIS (DOB 7/24/34), Director of the Corporation.

     Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Corporation as a Director since July 1995.

*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Corporation.

     Mr. Dragisic has been President of the Advisor since October 1995, and a Director of the Advisor since July 1994. Mr. Dragisic served as Vice Chairman of the Advisor from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Corporation as a Director since July 1995, the Vice Chairman from July 1995 through October 1995, and the President since October 1995.


STANLEY KRITZIK (DOB 1/9/30), Director of the Corporation.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Corporation as a Director since July 1995.


WILLIAM F. VOGT (DOB 7/19/47), Director of the Corporation.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Corporation as a Director since July 1995.


LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Corporation.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to
September 1994.   Mr. Totsky acted as the Advisor's Manager of Shareholder
Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Corporation as a Vice President since July 1995.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Corporation.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Corporation as a Vice President since July 1995.




STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Corporation.

      Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm.
Mr. Shenkenberg has served the Corporation as a Vice President since April 1996 and as Secretary since October 1996.


JOHN S. WEITZER (DOB 10/31/67), Vice President of the Corporation.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served the Corporation as a Vice President since January 1996.

JOHN A. FLANAGAN (DOB 6/5/46), Treasurer of the Fund.



     Mr. Flanagan has been Senior Vice President of the Advisor since April 1997. For three years prior to joining the Advisor, Mr. Flanagan was a Partner with Coopers & Lybrand L.L.P. (an international professional services firm). From November 1992 to April 1994, Mr. Flanagan was an independent consultant. From October 1970 to November 1992, Mr. Flanagan was with Ernst & Young (an international professional services firm), most notably as Partner in charge of the Investment Company Practice of that firm's Boston office from 1982 to 1992. Mr. Flanagan has served as the Treasurer of the Fund since April 1997.



     Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.



     In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:


RICHARD S. STRONG:


      CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October 1993); Heritage (since January 1994); and SSC (since November 1995).


      CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).


JOHN DRAGISIC:


      PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).


      VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).


THOMAS P. LEMKE:


      VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November 1995).


STEPHEN J. SHENKENBERG:


      VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).

      SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November
      1995).


     As of May 31, 1997, the officers and directors of the Corporation in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.

                             PRINCIPAL SHAREHOLDERS


     As of May 31, 1997, the following persons owned of record or are known by the Fund to own of record or beneficially, more than 5% of the Fund's outstanding shares.




NAME AND ADDRESS                 SHARES      PERCENT OF SHARES
----------------                 ------      -----------------
STRONG COMMON STOCK FUND*
-------------------------
100 Heritage Reserve             38,000,000             12.49%
Menomonee Falls, WI 53051

Pricelluar Wireless Corp.
170 E. Post Rd., Suite 201
White Plains, NY  10601-4909     35,790,558             11.76%

STRONG OPPORTUNITY FUND*
------------------------
100 Heritage Reserve             30,600,000             10.05%
Menomonee Falls, WI 53051
Merele C. Chambers
Leith Ventures LLC
1700 Lincoln Street, Suite 3950
Denver, CO  80203-4539           28,279,595              9.29%

STRONG ADVANTAGE FUND*
----------------------
100 Heritage Reserve             20,800,000              6.83%
Menomonee Falls, WI 53051

STRONG SPECIAL FUND II*
-----------------------
100 Heritage Reserve             20,000,000              6.57%
Menomonee Falls, WI 53051



*The Fund may invest in the Strong Institutional Money Fund according to an Exemptive Order granted by the SEC on November 26, 1996, which permits the Fund to purchase shares of affiliated money market funds in excess of the limits prescribed in section 12(d)(1) of the Investment Company Act for cash management purposes.


                       INVESTMENT ADVISOR AND DISTRIBUTOR

     The Advisor to the Fund is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Flanagan is a Senior Vice President of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Fund - Management."


     The Fund's Advisory Agreement is dated September 12, 1995 and will remain in effect as to the Fund for a period of two years. The Advisory Agreement was last approved by the sole shareholder on September 12, 1995. Thereafter, the Advisory Agreement is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's securities at its expense.


     Except for expenses assumed by the Advisor, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing of Prospectuses and quarterly and semi-annual financial statements to existing shareholders; charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing stock certificates; and fees for directors who are not "interested persons" of the Advisor.



     As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of .35% of the Fund's average daily net assets. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund. The organizational expenses of the Fund, which were $131,497, were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception.


     The following table sets forth certain information concerning management fees for the Fund :


                                 Management Fee
                                 Incurred  Management Fee  Management Fee
                                 by Fund       Waiver       Paid by Fund
                                 --------  --------------  --------------
       Institutional Money Fund
                   1996          $633,498   $535,734         $97,764




     The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of application limitations.


     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C.E.D.WI)(the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


     The Fund and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's other clients ahead of their own.


     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


     From time to time the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


     The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.

     Under a Distribution Agreement dated September 12, 1995 with the Corporation (the "Distribution Agreement"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other Advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interests of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Fund under the Advisory Agreement are not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e) the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager teams seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

     The Fund did not pay any brokerage commissions during the fiscal periods ended February 29, 1996 and February 28, 1997.


     As of February 28, 1997, the Institutional Fund had acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:




Regular Broker or Dealer or Parent Issuer  Value of Securities Owned as of February 28, 1997
-----------------------------------------  -------------------------------------------------
           Paine Webber, Inc.                                4,100,000
         Salomon Brothers, Inc.                              4,100,000


                                   CUSTODIAN

     As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The Fund's custodian has entered into a sub-custodial arrangement with Bankers Trust Company ("BTC") pursuant to which BTC may retain custody of certain of the Fund's dollar-denominated foreign securities. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. As compensation for these services, the Fund pays the Advisor a monthly fee based on a percentage of the Fund's average daily net asset value. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.

     The following table sets forth certain information concerning amounts paid by the Fund for transfer agency and dividend disbursing and printing and mailing services for the Fund:





                                       Transfer Agency and Dividend Disbursement
                                               Services Charges Incurred
                          ---------------------------------------------------------------------
                          Net Asset                   Printing and      Amounts      Net Amount
                            Value    Out-of-Pocket      Mailing        Waived By      Paid By
  Fund                     Charges      Expenses        Services        Advisor         Fund
------------------------  ---------  --------------  --------------  --------------  ----------
Institutional Money Fund
        1996              $56,064     $7,381            $0           $0                $63,445



     From time to time, the Fund, directly or indirectly through arrangements with the Advisor and/or the Advisor, may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL

     As indicated under "About the Fund - Distributions and Taxes" in the Prospectus, the Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward currency contracts) derived with respect to its business of investing in securities or these currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year.

FOREIGN TRANSACTIONS

     Interest and dividends received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The Fund maintains its accounts and calculates its income in U.S. dollars.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Fund - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE


     As set forth in the Prospectus under the caption "Determining Your
Share Price," the net asset value of the Fund will be determined as of 12:00 noon Central Time on each day the New York Stock Exchange (the "NYSE") is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.


     The Fund values its securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Directors of the Corporation believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE PROCEDURES

     The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions. The Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time.

REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates it to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction.
This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

RIGHT OF SET-OFF

     To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.


                               FUND ORGANIZATION

     The Fund is a series of common stock of Strong Institutional Funds, Inc., a Wisconsin corporation (the "Corporation"). The Corporation was incorporated on July 1, 1994 and is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock, with a par value of $.01 per share. The Corporation is authorized to issue an indefinite number of shares of common stock of the Fund. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has one series of common stock outstanding. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.


                            PERFORMANCE INFORMATION

     As described in the "About the Fund - Performance Information" section of the Fund's Prospectus, the Fund's historical performance or return may be shown in the form of "yield," "average annual total return," "total return," "cumulative total return," and "effective yield." From time to time, the Advisor agrees to waive or reduce its management fee and to absorb certain operating expenses for the Fund.

CURRENT YIELD

     The Fund's current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus amortized discount, minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended February 28, 1997, the Fund's current yield was 5.45%. During the period, the Advisor waived management fees of .29% for the Fund. Without the waiver, the Fund's current yield would have been 5.16%.


EFFECTIVE YIELD

     The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +
1)(365/7) - 1. For the seven-day period ended February 28, 1997, the Fund's effective yield was 5.60%. Without the waiver noted above, the Fund's effective yield would have been 5.29%.


DISTRIBUTION RATE

     The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

     The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

TOTAL RETURN

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends
                                     - 22 -
paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.


                            INSTITUTIONAL MONEY FUND




                                                                                         Average
                                                                 Total Return      Annual Total Return
                                                              -------------------  -------------------
                  Initial $10,000       Ending Value          Percentage               Percentage
                  Investment            February 28, 1997     Increase                 Increase
                  ------------------------------------------------------------------------------------
Life of Fund (1)      $10,000               $10,831                8.31%                5.68%
One Year              $10,000               $10,554                5.54%                5.54%

_______________________

(1) Commenced operations on September 21, 1995.

     The Fund's total return for the three-months ended May 31,1997 was 1.37%


CUMULATIVE TOTAL RETURN

     Calculation of the Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance figures are based upon historical results and do not represent future results. The Fund's shares are sold at net asset value per share. The yield for the Fund will fluctuate. While the Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that the Fund will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)  U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  CERTIFICATES OF DEPOSIT
     Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  MONEY MARKET FUNDS
     Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

(5)  MORNINGSTAR, INC.
     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute and do not represent future results.

(6)  IBC/DONOGHUE, INC.
     IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature, IBC/Donoghue data may be quoted or compared to the fund's performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.

(7)  INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(8)  VARIOUS BANK PRODUCTS
     The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

     With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.)

Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

(9)  INDICES
     The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

(10) HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

ADDITIONAL FUND INFORMATION

(1)  DURATION
     Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Funds, you can estimate the effect of interest rates on a Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of a Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.


(2)  PORTFOLIO CHARACTERISTICS
     In order to present a more complete picture of a fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE
     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


Standard deviation = the square root of  S(X(i)-X(m))(2)
                                         ---------------
                                               n-1
where  S    = "the sum of",
       x(i) = each individual return during the time period,
       x(m) = the average return over the time period, and
       n    = the number of individual returns during the time period.

     Statistics may also be used to discuss the fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.


7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.   Women-owned businesses.

4.   Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

     The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

     The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

     Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs.

Service:

     The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements and plan summaries.

     The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

     The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

STRONG CASH MANAGEMENT APPROACH

     Many investors overlook the importance of managing the "cash" portion of their portfolios. Often they leave large amounts of cash in low-yielding accounts for extended periods of time. There is, however, a smarter way to think about investing these assets. This approach - known as cash management - has long been used by private banking institutions. Now, this approach is available to a wider range of investors to provide investors potentially higher yields for their cash savings. Our Guide to Effective Cash Management (described below) is designed to help you get more from the "cash" portion of your portfolio.
FOUR STEPS TO MANAGING CASH MORE EFFECTIVELY

1. DIVIDE YOUR CASH INTO TWO GROUPS. The first step toward managing your cash effectively is to think of it as two separate groups:

     CURRENT CASH: The portion you generally put aside for regular transactions - goals less than one year away - and to cover routine expenditures.

     PORTFOLIO CASH: The portion you invest for extended periods - for goals between one and two years away - to cover unforeseen emergencies, or as a permanent, conservative position in your portfolio.

2.  CONSIDER YOUR CASH INVESTMENT OPTIONS.

     "CONVENIENCE" MONEY FUNDS. Many investors keep current cash and portfolio cash in "convenience" money funds, which typically require low minimum initial investments, offer an array of services (such as free check-writing), but are relatively low-yielding. However, there are other options:

     "Higher-yielding specialized money funds" designed to offer more income potential than "convenience" money funds. To pursue higher yields, they often require larger initial investments and impose transaction charges. In addition, investors in the top tax brackets can pursue higher after-tax yields by investing in a municipal money fund.

     "Ultra-short bond funds" - investments with average effective maturities of typically one year or less - are designed to PROVIDE HIGHER YIELDS than money funds. To pursue higher yields, these funds may invest in lower quality bonds and maintain slightly longer average effective maturities. Unlike money funds, the SHARE PRICE OF AN ULTRA-SHORT BOND FUND WILL VARY.


3.  ALLOCATE YOUR CASH BASED ON HOW YOU INTEND TO USE IT.

     The key to managing your cash effectively is to allocate it according to how you intend to use it. Certainly, it's wise to keep your current cash in a fund that allows you to draw on it without penalty. But you can supplement that current cash position with potentially higher-yielding short-term investments that enable you to earn more income on your portfolio cash.

4.  CONSIDER MUNICIPAL INVESTING.

     You may be able to further enhance the return potential of your cash by investing in a municipal fund. Because these funds invest in municipal securities, the income they earn is exempt from federal income tax. Even if you're taxed at a lower rate, the difference in income may be dramatic when taxes don't take a bite out of your earnings.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

     The Advisor believes that actively managing the Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                              FINANCIAL STATEMENTS

     The Annual Report that is attached hereto contains the following audited financial information for the Fund:

     a) Schedule of Investments in Securities.
     b) Statement of Operations.
     c) Statement of Assets and Liabilities.
     d) Statement of Changes in Net Assets.
     e) Notes to Financial Statements.
     f) Financial Highlights.
     g) Report of Independent Accountants.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

             1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

             2.   Nature of and provisions of the obligation.

             3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


     A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



SPECULATIVE GRADE

     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.


     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


     Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


       AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.



       AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



        A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.



       BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate.

            Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.



     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.



     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



     Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.




     BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.



      B     Bonds or preferred stock are considered highly speculative.
            While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



     CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



      CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.



       C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.



     DDD, DD,
     and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.



     The Credit Rating Committee formally reviews all ratings once per quarter
(more frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.


RATING SCALE       DEFINITION

-------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
                   Treasury debt.

-------------------------------------------------------------------------------

AA+                High credit quality.  Protection factors are strong.
AA                 Risk is modest, but may vary slightly from time to time
AA-                because of economic conditions.

-------------------------------------------------------------------------------

A+                 Protection factors are average but adequate.  However,
A                  risk factors are more variable and greater in periods of
A-                 economic stress.

-------------------------------------------------------------------------------

BBB+               Below-average protection factors but still considered
BBB                sufficient for prudent investment.  Considerable variability
BBB-               in risk during economic cycles.

-------------------------------------------------------------------------------

BB+                Below investment grade but deemed likely to meet
BB                 obligations when due. Present or prospective financial
BB-                protection factors fluctuate according to industry
                   conditions or company fortunes.  Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+                 Below investment grade and possessing risk that
B                  obligations will not be met when due.  Financial protection
B-                 factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.  Potential
                   exists for frequent changes in the rating within this
                   category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD                 Defaulted debt obligations.  Issuer failed to meet
                   scheduled principal and/or interest payments.
DP                 Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------




                          IBCA LONG-TERM DEBT RATINGS



     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.



     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.



     A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



     BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.



     B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.



     CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.



     CC - Obligations which are highly speculative or which have a high risk of default.



     C - Obligations which are currently in default.



     NOTES: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS



     Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.



     Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:



Investment Grade



     AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.



     AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.



     A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



     BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest



     BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.



     B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.



     CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.



     CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.



     D (LC-D) - Default.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

     - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.


     - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.


     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.






                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D Default. Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.



     From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.



     The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.



     Rating Scale:   Definition
     ------------    ----------

                     High Grade
                     ----------

     D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                     Good Grade
                     ----------

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                     Satisfactory Grade
                     ------------------

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                     Non-Investment Grade
                     --------------------

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                     Default
                     -------

     D-5 Issuer failed to meet scheduled principal and/or interest payments.


                  THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS


     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                           IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.







     A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2    Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

          Please file this Prospectus Supplement with your records.


                        STRONG INSTITUTIONAL BOND FUND

               Supplement to Prospectus dated December 31, 1996


FINANCIAL HIGHLIGHTS

        The following Financial Highlights for the Strong Institutional Bond Fund are based upon the unaudited period from December 31, 1996 (inception) through April 30, 1997.


SELECTED PER SHARE DATA (a)
NET ASSET VALUE, BEGINNING OF PERIOD                       $    10.00
INCOME FROM INVESTMENT OPERATIONS
        Net Investment Income                                    0.20
        Net Realized and Unrealized Gains on Investments         0.58
                                                           ----------
TOTAL FROM INVESTMENT OPERATIONS                                 0.78
LESS DISTRIBUTIONS
        From Net Investment Income                              (0.20)
                                                           ----------
TOTAL DISTRIBUTIONS                                             (0.20)
                                                           ----------
NET ASSET VALUE, END OF PERIOD                             $    10.58
                                                           ==========
Total Return                                                    +7.8%**

RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)                   $  15,100
Ratio of Expenses to Average Net Assets                          0.4%*
Ratio of Expenses to Average Net Assets Without
        Waiver and Absorptions                                   0.8%*
Ratio of Net Investment to Average Net Assets                    6.1%*
Portfolio Turnover Rate                                        127.4%**

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
*       Calculated on an annualized basis.
**      Total return and portfolio turnover are not annualized.

CAP ON TOTAL OPERATING EXPENSES

        Strong Capital Management, Inc., the investment advisor of the Strong Institutional Bond Fund, has voluntarily agreed to extend the Fund's cap on total operating expenses of .40% until December 31, 2000.

           The date of this Prospectus Supplement is July 1, 1997.

                                     PART A

                                   PROSPECTUS

                         STRONG INSTITUTIONAL BOND FUND

Incorporated by Reference to the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61545), which was filed with the Securities and Exchange Commission on or about December 30, 1996 (Edgar Reference 0000950137-96-002700).

                      STATEMENT OF ADDITIONAL INFORMATION



                         STRONG INSTITUTIONAL BOND FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



        Strong Institutional Bond Fund (the "Fund") is a diversified series of Strong Institutional Funds, Inc. (the "Corporation"), an open-end management investment company. This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 31, 1996. Requests for copies of the Prospectus should be made by calling the number listed above.






































This Statement of Additional Information is dated December 31, 1996, as supplemented July 1, 1997.

                        STRONG INSTITUTIONAL  BOND FUND



TABLE OF CONTENTS                                          PAGE

INVESTMENT RESTRICTIONS ..................................    3
INVESTMENT POLICIES AND TECHNIQUES........................    4
  Borrowing...............................................    5
  Convertible Securities..................................    5
  Derivative Instruments..................................    5
  Duration ...............................................   15
  Foreign Investment Companies............................   15
  Foreign Securities......................................   15
  High-Yield (High-Risk) Securities.......................   16
  Illiquid Securities.....................................   17
  Lending of Portfolio Securities.........................   18
  Loan Interests..........................................   19
  Maturity................................................   20
  Mortgage- and Asset-Backed Securities...................   20
  Mortgage Dollar Rolls and Reverse Repurchase Agreements.   21
  Municipal Obligations...................................   22
  Repurchase Agreements...................................   22
  Short Sales.............................................   22
  Temporary Defensive Position............................   22
  Variable- or Floating-Rate Securities...................   23
  Warrants................................................   24
  When-Issued Securities..................................   24
  Zero-Coupon, Step-Coupon and Pay-in-Kind Securities.....   24
DIRECTORS AND OFFICERS OF THE FUND........................   24
PRINCIPAL SHAREHOLDERS....................................   27
INVESTMENT ADVISOR AND DISTRIBUTOR........................   27
PORTFOLIO TRANSACTIONS AND BROKERAGE......................   29
CUSTODIAN.................................................   32
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT..............   32
TAXES.....................................................   32
DETERMINATION OF NET ASSET VALUE..........................   35
ADDITIONAL SHAREHOLDER INFORMATION........................   35
FUND ORGANIZATION.........................................   36
SHAREHOLDER MEETINGS......................................   37
PERFORMANCE INFORMATION...................................   37
PORTFOLIO MANAGEMENT......................................   41
INDEPENDENT ACCOUNTANTS...................................   42
LEGAL COUNSEL.............................................   42
FINANCIAL STATEMENTS......................................   42
APPENDIX..................................................  A-1




     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information dated December 31, 1996, as supplemented July 1, 1997 and the Prospectus dated December 31, 1996 and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.


This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

     The following are the Fund's non-fundamental operating policies which may be changed by the Board of Directors of the Corporation without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.   Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The information supplements the discussion of the Fund's investment objective, policies, techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING

     The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

     The Fund has established a line-of-credit (LOC) with certain banks by which the Fund may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within sixty days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DERIVATIVE INSTRUMENTS

     IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by the Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     MANAGING RISK. The Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Strong Capital Management, Inc.'s (the "Advisor") ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objective, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

     (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Taxes - Derivative Instruments."

     The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.


     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


     In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

     OPTIONS. The Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to the a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


     No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.


     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

     For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

     The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

     The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

     SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

     The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Fund's Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

DURATION

     Duration is a measure of the expected life of a debt obligation that was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligations' maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

     Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

     Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

FOREIGN INVESTMENT COMPANIES

     The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

FOREIGN SECURITIES

     Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC"), nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets.

There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

     The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

HIGH-YIELD (HIGH-RISK) SECURITIES

     IN GENERAL. The Fund may invest up to 20% of its net assets in non-investment grade debt obligations. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.

     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     LEGISLATION. Legislation may be adopted, and from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

     The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

     The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and
(iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to the Fund's foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


     The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

     The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

LOAN INTERESTS

     The Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

     The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants").

     In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

     A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

     Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

MATURITY

     The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis as determined by the Advisor, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

MORTGAGE- AND ASSET-BACKED SECURITIES

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

     While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued
for two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage - and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

     Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. (See "Borrowing".)

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

MUNICIPAL OBLIGATIONS

     General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

     Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enter into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


SHORT SALES


     The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

TEMPORARY DEFENSIVE POSITION

     When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

VARIABLE- OR FLOATING-RATE SECURITIES

     The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

     Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

     The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

     In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.

WARRANTS


     The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


WHEN-ISSUED SECURITIES


     The Fund may purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase, although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by purchases of securities on a when-issued basis.


     To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                       DIRECTORS AND OFFICERS OF THE FUND


     Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 41 mutual funds (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Fund.


     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Fund as a Director and Chairman of the Board since October 1996.


MARVIN E. NEVINS (DOB 7/9/18), Director of the Fund.


     Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc.; a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Fund as a Director since October 1996.


WILLIE D. DAVIS (DOB 7/24/34), Director of the Fund.


     Mr. Davis has been Director of Alliance Bank Since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Fund as a Director since October 1996.


*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Fund.


     Mr. Dragisic has been President of the Advisor since October 1995, and a Director of the Advisor since July 1994. Mr. Dragisic served as Vice Chairman of the Advisor from July 1994 until October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Fund as President and as a Director since October 1996.


STANLEY KRITZIK (DOB 1/9/30), Director of the Fund.


     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Fund as a Director since October 1996.


WILLIAM F. VOGT (DOB 7/19/47), Director of the Fund.


     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Fund as a Director since October 1996.

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Fund.

     Mr. Totsky has been Senior Vice President of the Advisor since December 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Fund as a Vice President since October 1996.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Fund.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Fund as a Vice President since October 1996.

STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Fund.

     Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Fund as Vice President and as Secretary since October 1996.

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Fund.

     Mr. Weitzer has been an Associate Counsel of the Advisor since July 1993. Mr. Weitzer has served the Fund as a Vice President since October 1996.


JOHN A. FLANAGAN (DOB 6/5/46), Treasurer of the Fund.

     Mr. Flanagan has been Senior Vice President of the Advisor since April 1997. For three years prior to joining the Advisor, Mr. Flanagan was a Partner with Coopers & Lybrand L.L.P. (an international professional services firm). From November 1992 to April 1994, Mr. Flanagan was an independent consultant. From October 1970 to November 1992, Mr. Flanagan was with Ernst & Young (an international professional services firm), most notably as Partner in charge of the Investment Company Practice of that firm's Boston office from 1982 to 1992. Mr. Flanagan has served as the Treasurer of the Fund since April 1997.


     Except for Messrs. Nevins, Davis, Kritzik, and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

     In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc., the Fund's underwriter ("Distributors"), Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:

RICHARD S. STRONG:

      CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October
      1993); Heritage (since January 1994); and SSC (since November 1995).

      CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).

JOHN DRAGISIC:

      PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).


      VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).


THOMAS P. LEMKE:

      VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November 1995).

STEPHEN J. SHENKENBERG:

      VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).

      SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November
      1995).


     As of December 15, 1996, the officers and directors of the Fund did not own any of the Fund's shares.

                             PRINCIPAL SHAREHOLDERS

     As of December 15, 1996, no one owned of record and beneficially any shares of the Fund.

                       INVESTMENT ADVISOR AND DISTRIBUTOR


     The Advisor to the Fund is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Flanagan is a Senior Vice President of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is an Associate Counsel of the Advisor. A brief description of the Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "Management."


     The Fund's Advisory Agreement is dated December 30, 1996, and will remain in effect as to the Fund for a period of two years. The Advisory Agreement was approved by the Fund's initial shareholder on its first day of operations. Thereafter, the Advisory Agreement is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Corporation's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's securities at its expense.


     Except for expenses assumed by the Advisor, as set forth above, or by the Distributor, as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions and similar expenses; organizational expenses; expenses of issue, sale, repurchase or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distributing of prospectuses and quarterly and semi-annual financial statements to existing shareholders; charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing stock certificates; and fees for directors who are not "interested persons" of the Advisor.


     As compensation for its services, the Fund pays to the Advisor a monthly management fee at the annual rate of .25% of the Fund's average daily net asset value. (See "Additional Information - Calculation of Net Asset Value" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.

     The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment month by month for the remainder of the Fund's fiscal year. The Advisor may from time to time absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.


     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc.; et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

     The Fund and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's other clients ahead of their own.

     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which is contemporaneously being purchased or sold, or to the knowledge of the Access Person, being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.

     The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interest therein at or about the same time that the Advisor is purchasing or selling securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.


     From time to time the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


     Under a Distribution Agreement dated December 30, 1996 with the Corporation (the "Distribution Agreement"), Strong Funds Distributors, Inc. ("Distributor"), a subsidiary of the Advisor, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

                                   CUSTODIAN

     As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 761, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Corporation. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Fund. As compensation for these services, the Fund pays the Advisor a monthly fee based on a percentage of the Fund's average daily net asset value. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.


     From time to time, the Fund, directly or indirectly through arrangements with the Advisor and/or the Advisor, may pay amounts to third parties that provide transfer agent and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


                                     TAXES

GENERAL

     As indicated under "Additional Information - Distributions and Taxes" in the Prospectus, the Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other
                                       32
disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business or investing in securities (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

     Interest and dividends received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, and forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by the Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

     The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.
In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures, or forward currency contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "Additional Information - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

                        DETERMINATION OF NET ASSET VALUE

     A more complete discussion of the Fund's determination of net asset value is contained in the Prospectus. Generally, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

     The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.



REDEMPTIONS IN KIND



     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates it to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction.
This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


RETIREMENT PLANS


Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA (or up to $4,000 between your IRA and your non-working spouses' IRA). Under certain circumstances, your contribution will be deductible.



Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.



Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.



Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December

31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 31, 1997 may still open accounts for new employees.



Simplified Incentive Match Plan for Employees (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.



Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).



401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.


403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


RIGHT OF SET-OFF



     To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.


                               FUND ORGANIZATION

     The Corporation was organized on the following dates and currently has the following authorized shares of capital stock:


                                    Incorporation  Date Series  Authorized     Par
           Corporation                  Date         Created      Shares    Value ($)
----------------------------------  -------------  -----------  ----------  ---------
Strong Institutional Funds, Inc.      07/01/94                  Indefinite        .01
- Strong Institutional Money Fund*                  07/01/94    Indefinite        .01
- Strong Institutional  Bond Fund                   10/28/96    Indefinite        .01

* Described in a different prospectus and statement of additional information.

     The Fund is a series of common stock of Strong Institutional Funds, Inc., a Wisconsin corporation (the "Corporation") that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Corporation's Articles of Incorporation provides that if additional classes of shares are issued by the Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Corporation's Board is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive, conversion, or subscription rights. The Corporation currently has two series of common stock outstanding, each with an indefinite number of authorized shares. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the series of the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     The Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

     As described under "Additional Information - Performance Information" in the Prospectus, the Fund's historical performance or return may be shown in the form of "yield," "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund.

YIELD

     The Fund's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for the Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:


                        YIELD = 2[( a-b + 1)6 - 1]
                             cd

      Where: a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.

     In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare annual and interim financial statements in conformity with generally accepted accounting principles.

DISTRIBUTION RATE


     The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

     The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and one is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

TOTAL RETURN

     Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Calculation of the Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance figures are based upon historical results and do not represent future performance. The Fund's shares are sold at net asset value per share. The Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by an insurance company or other financial services firm would reduce the returns described in this section.

COMPARISONS

(1)  U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)  CERTIFICATES OF DEPOSIT
     Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)  MONEY MARKET FUNDS
     Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

(5)  MORNINGSTAR, INC.
     A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6)  INDEPENDENT SOURCES
     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)  VARIOUS BANK PRODUCTS
     Each Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

     With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of each Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.


(8)  INDICES

     The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices.

(9)  HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

     Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

     Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Income Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus.

ADDITIONAL FUND INFORMATION

(1)  DURATION

     Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Funds, you can estimate the effect of interest rates on a Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of a Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.

(2)  PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which the Fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


Standard deviation = the square root of  E(x  - x )2
                                            i    m
                                          ----------
                                             n-1
where    E = "the sum of",
        x  = each individual return during the time period,
         i
        x = the average return over the time period, and m n = the number of individual returns during the time period.


     Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the Fund compared to the expected return of the Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

     The Advisor believes that actively managing each Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its active management approach, the Advisor seeks to avoid or reduce any negative change in the Fund's net asset value per share during the periods of falling bond prices and provide consistently positive annual returns throughout the seasons of investment.

The Advisor's investment philosophy includes the following basic beliefs:


o Active management pursued by a team with a uniform discipline across the fixed income spectrum can produce results that are superior to those produced through passive management.
o Controlling risk by making only moderate deviations from the defined benchmark is the cornerstone of successful fixed income investing.
o Successful fixed income management is best pursued on a top-down basis utilizing fundamental techniques.


The investment process includes decisions made at four levels that are consistent with the Advisor's viewpoint of the path of economic activity, interest rates, and the supply of and demand for credit.

The goal is to derive equivalent amounts of excess performance and risk control over the long run from each of the four levels of decision-making:

1. Duration. Each Fund's portfolio duration is managed within a range relative to its respective benchmark.
2. Yield Curve. Modest overweights and underweights along the yield curve are made to benefit from changes in the yield curve's shape.
3. Sector/Quality. Sector weightings are generally maintained between zero and two times those of the benchmark.
4. Security Selection. Quantitative analysis drives issue selection in the Treasury and mortgage marketplace. Proactive credit research drives corporate issue selection.

Risk control is pursued at three levels:

1. Portfolio structure. In structuring the portfolio, the Advisor carefully considers such factors as position sizes, duration, benchmark characteristics, and the use of illiquid securities.
2. Credit research. Proactive credit research is used to identify issues which the Advisor believes will be candidates for credit upgrade. This research includes visiting company management, establishing appropriate values for credit ratings, and monitoring yield spread relationships.
3. Portfolio monitoring. Portfolio fundamentals are re-evaluated continuously, and buy/sell targets are established and generally adhered to.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Fund.


                              FINANCIAL STATEMENTS



     The unaudited financial statements for the fiscal period from December 31, 1996 to April 30, 1997 attached hereto contains the following information:



           a)     Schedule of Investments in Securities.
           b)     Statement of Operations.
           c)     Statement of Assets and Liabilities.
           d)     Statement of Changes in Net Assets.
           e)     Notes to Financial Statements.
           f)     Financial Highlights.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


     A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



SPECULATIVE GRADE

     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond and preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt or preferred issue in a timely manner.


     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.


     Bonds and preferred stock carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.


     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


      AAA Bonds and preferred stock considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.



       AA Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds and preferred stock rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



       A Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.



      BBB Bonds and preferred stock considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

     Fitch speculative grade bond or preferred stock ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest or dividends in accordance with the terms of obligation for issues not in default. For defaulted bonds or preferred stock, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.



     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



     Bonds or preferred stock that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.



       BB Bonds or preferred stock are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.



       B    Bonds or preferred stock are considered highly speculative.
            While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



      CCC Bonds or preferred stock have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



       CC Bonds or preferred stock are minimally protected. Default in payment of interest and/or principal seems probable over time.



       C Bonds are in imminent default in payment of interest or principal or suspension of preferred stock dividends is imminent.



      DDD, DD,
      and D Bonds are in default on interest and/or principal payments or preferred stock dividends are suspended. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.


     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch Status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch Status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the uncertain designation means a rating may be raised or lowered.





     The Credit Rating Committee formally reviews all ratings once per quarter
(more frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.



RATING SCALE  DEFINITION
AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-


A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-


BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.


B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.

                          IBCA LONG-TERM DEBT RATINGS

     AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC - Obligations which are highly speculative or which have a high risk of default.

     C - Obligations which are currently in default.

     NOTES: "+" or "-" may be appended to a rating below AAA to denote relative status within major rating categories. Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

                    THOMSON BANKWATCH LONG-TERM DEBT RATINGS

     Long-Term Debt Ratings assigned by Thomson BankWatch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

     Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

INVESTMENT GRADE

     AAA (LC-AAA) - Indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA (LC-AA) - Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A (LC-A) - Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



     BBB (LC-BBB) - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest



     BB (LC-BB) - While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.



     B (LC-B) - Issues rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.



     CCC (LC-CCC) - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.



     CC (LC-CC) - CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.



     D (LC-D) - Default.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.



     The following criteria will be used in making the assessment:

     - Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.


     - Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.


     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.


     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.




                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D Default. Issues assigned this rating are in actual or imminent payment default.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


     The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.



     From time to time, Duff & Phelps places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s). A listing on Rating Watch, however, does not mean a rating change is inevitable.



     The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.


     Rating Scale:  Definition

          High Grade

     D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Good Grade

     D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Satisfactory Grade

     D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          Non-Investment Grade

     D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          Default

     D-5  Issuer failed to meet scheduled principal and/or interest payments.


                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS


     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1 Obligations supported by the highest capacity for timely repayment.
        Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     A2 Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

SCHEDULE OF INVESTMENTS IN SECURITIES                                                          APRIL 30, 1997(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
STRONG INSTITUTIONAL BOND FUND
                                                                                           PRINCIPAL
                                                                                           AMOUNT (IN     VALUE (NOTE 2)
                                                                                           THOUSANDS)     (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 33.4%
ADT Operations, Inc. Guaranteed Senior Subordinated Notes,
9.25%, Due 8/01/03                                                                         $    300       $       316
ARA Services, Inc. Guaranteed Notes, 10.625%, Due 8/01/00                                       270               293
Columbia Gas Systems, Inc. Notes, 7.05%, Due 11/28/07                                           315               304
8/15/03                                                                                         205               207
First Chicago NBD Capital I Floating Rate Preferred
Securities, 6.1125%, Due 2/01/27                                                                220               217
3/15/23                                                                                         260               267
Meditrust Notes, 7.375%, Due 7/15/00                                                            100               102
NTC Capital I Floating Rate Notes, 6.3364%, Due 1/15/27                                         280               278
NWCG Holdings Corporation Senior Secured Discount Notes,
Series B, Zero %, Due 6/15/99                                                                   330               283
Owens-Illinois, Inc. Senior Debentures, 11.00%, Due 12/01/03                                    225               251
Panamsat LP/ Panamsat Capital Corporation Senior Secured
Notes, 9.75%, Due 8/01/00                                                                       310               325
3/15/07                                                                                         110               128
St. Paul Bancorp, Inc. Senior Notes, 7.125%, Due 2/15/04                                        105               102
Teekay Shipping Corporation Guaranteed First Preferred
Mortgage Notes, 8.32%, Due 2/01/08                                                              310               304
12/01/03                                                                                        315               321
Terra Nova Insurance UK Holdings PLC Senior Guaranteed
Notes, 10.75%, Due 7/01/05                                                                      280               311
Time Warner, Inc. Debentures, 9.125%, Due 1/15/13                                               525               566
USG Corporation Senior Notes, Series B, 9.25%, Due 9/15/01                                      300               316
                                                                                                          -----------
TOTAL CORPORATE BONDS (COST $4,901)                                                                             4,891

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 2.7%
Certificates, Series 1995-1, Class 2-P, Principal Only, Due
7/25/10                                                                                         348               250
Criimi Mae Financial Corporation Collateralized Mortgage
Obligation, Series 1, Class A, 7.00%, Due 1/01/33                                               160               153
Salomon, Inc. Senior Consumer Price Index-Linked Bonds,
3.65%, Due 2/14/02                                                                              165               161
                                                                                                          -----------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES                                                               564


UNITED STATES GOVERNMENT & AGENCY ISSUES 52.5%
FHLMC Participation Certificates, 5.50%, Due 3/01/12 (b)                                      1,150             1,070
Variable Rate Pass-Thru Certificate, Pool #92117, 7.788%,
Due 6/01/18                                                                                     267               278
United States Treasury Bonds:
     6.00%, Due 2/15/26                                                                          85                74
     6.50%, Due 11/15/26                                                                        270               253


     6.75%, Due 8/15/26                                                                         615               595
     6.875%, Due 8/15/25                                                                        160               157
     7.625%, Due 2/15/25                                                                        105               112
United States Treasury Notes:
     5.50%, Due 11/15/98                                                                        500               495
     5.625%, Due 11/30/00                                                                       270               262
     5.875%, Due 2/15/04 thru 11/15/05                                                          130               125
     6.125%, Due 12/31/01                                                                       900               884
     6.25%, Due 3/31/99 thru 2/15/07                                                          1,905             1,882
     6.375%, Due 3/31/01                                                                        200               199
     6.50%, Due 5/31/01 thru 10/15/06                                                         1,180             1,163
     6.875%, Due 8/31/99                                                                        100               101
     7.25%, Due 8/15/04                                                                         270               279
TOTAL UNITED STATES GOVERNMENT &                                                                          -----------
AGENCY ISSUES (COST $7,930)                                                                                     7,929

SHORT-TERM INVESTMENTS (A) 15.8%
COMMERCIAL PAPER 3.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.26%                                                 143               143
Johnson Controls, Inc., 5.28%                                                                   266               266
Wisconsin Electric Power Company, 5.30%                                                          56                56
                                                                                                          -----------
                                                                                                                  465
REPURCHASE AGREEMENTS 12.6%
United States Treasury Notes,  5.25%, Due 1/31/01), 5.34%,
Due 5/01/97 (d)                                                                               1,900             1,900
UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 7/24/97 (c)                                                    10                10
                                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,375)                                                                      2,375
                                                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES (COST $15,782) 104.4%                                                          15,759
Other Assets and Liabilities, Net (4.4)%                                                                         (659)
                                                                                                          -----------
NET ASSETS 100.0%                                                                                         $    15,100
                                                                                                          ===========

Legend
------
(a) Short-term investments include any security which has a maturity of less than one year.

(b)   When-issued security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.

(d) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

      All principal amounts and costs are stated in thousands.
      Percentages are stated as a percent of net assets.

FUTURES
                                                                                           UNREALIZED
                                                                       UNDERLYING FACE    APPRECIATION
                                                                          AMOUNT AT      (DEPRECIATION)
                                                                          VALUE (IN           (IN
          Contracts (Purchased or Sold)            EXPIRATION DATE        THOUSANDS)       THOUSANDS)
-------------------------------------------------------------------------------------------------------
Purchased:
    1 Five-Year U.S. Treasury Notes                     6/97                   $105             ---
-------------------------------------------------------------------------------------------------------


                                                   PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
U.S. Government                                             56.2%
FHLMC                                                        7.1
Media - Publishing                                           5.6
Bank Regional                                                3.3
Commercial Service                                           2.1
Electric Power                                               2.1
Engineering & Construction                                   2.1
Healthcare - Patient Care                                    2.1
Telecommunication Service                                    2.1
Insurance Diversified                                        2.0
Natural Gas Distribution                                     2.0
Shipping                                                     2.0
Leisure Service                                              1.9
Diversified Operations                                       1.8
FNMA                                                         1.8
Container                                                    1.7
Non - Agency Single Family                                   1.7
Mortgage & Related Services                                  1.4
Brokerage & Investment Management                            1.1
Insurance - Property & Casualty                              1.0
Non - Agency Multi-Family                                    1.0
Retail - Food Chain                                          0.9
Real Estate                                                  0.7
Savings & Loan                                               0.7
Other Assets and Liabilities, Net                           (4.4)
                                                   -------------
                                                           100.0%
                                                   =============


                                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
----------------------------------------------------------------
United States                                              102.3%
United Kingdom                                               2.1
Other Assets and Liabilities, Net                           (4.4)
                                                   -------------
                                                           100.0%
                                                   =============

STATEMENT OF OPERATIONS
================================================================================
For the Period Ended April 30, 1997 (Unaudited) (Note 1)

                                                                     (In Thousands)
INTEREST  INCOME                                                     $        147

EXPENSES:
    Investment  Advisory  Fees                                                  5
    Custodian  Fees                                                             1
    Shareholder  Servicing  Costs                                               4
    Professional Fees                                                           2
    Federal  and  State  Registration  Fees                                     5
    Other                                                                       2
                                                                     ------------
    Total  Expenses before Waivers and Absorptions                             19
    Voluntary Expense Waivers and Absorptions by Advisor                      (11)
                                                                     ------------
    Expenses, Net                                                               8
                                                                     ------------
NET  INVESTMENT  INCOME                                                       139

REALIZED AND UNREALIZED GAIN (LOSS):
    Net Realized Gain on Investments                                           68
    Change in Unrealized Appreciation/Depreciation on Investments             (23)
                                                                     ------------
NET GAIN                                                                       45
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $        184
                                                                     ============

          See  notes  to  financial  statements.

STATEMENT OF ASSETS AND LIABILITIES
================================================================================
April 30, 1997 (Unaudited)

                                                                                         (In Thousands, Except Per
                                                                                                Share Amounts)
ASSETS:
    Investments in Securities, At Value (Cost of $15,782)                                $          15,759
    Receivable from Brokers for Securities Sold                                                        276
    Interest Receivable                                                                                196
    Other Assets                                                                                        46
                                                                                         -----------------
    Total Assets                                                                                    16,277

LIABILITIES:
    Payable to Brokers for Securities Payable                                                        1,059
    Dividends Payable                                                                                   77
    Accrued Operating Expenses and Other Liabilities                                                    41
                                                                                         -----------------
    Total Liabilities                                                                                1,177
                                                                                         -----------------
NET ASSETS                                                                               $          15,100
                                                                                         =================

Capital Shares Outstanding (Unlimited Number Authorized)                                             1,427

NET ASSET VALUE PER SHARE                                                                            10.58
                                                                                         =================




         See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
======================================================================
                                                        (In Thousands)




                                                        PERIOD ENDED
                                                        APRIL 30, 1997
                                                         (UNAUDITED)
                                                        --------------
                                                          (NOTE 1)
OPERATIONS:
    Net Investment Income                               $        139
    Net Realized Gain                                             88
    Change in Unrealized Appreciation/Depreciation               (23)
                                                        ------------
                                                                 184
CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                                 16,282
    Proceeds from Reinvestment of Dividends                       60
    Payment for Shares Redeemed                               (1,288)
    Net Increase in Net Assets from Captial Share       ------------
    Transactions                                              15,054

DISTRIBUTIONS:
    From Net Investment Income                                  (138)
                                                        ------------
TOTAL INCREASE IN NET ASSETS                                  15,100

NET ASSETS:
    Beginning of Period                                          ---
                                                        ------------
    End of Period                                       $     15,100
                                                        ============

TRANSACTIONS IN SHARES OF THE FUND:
    Sold                                                       1,543
    Issued in Reinvestment of Dividends                            6
    Redeemed                                                    (122)
                                                        ------------
    NET INCREASE                                               1,427
                                                        ============





                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
April 30, 1997 (Unaudited)


1.   ORGANIZATION
     The Strong Institutional Bond Fund commenced operations on December 31, 1996, and is a diversified series of the Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available when held by the Fund are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

         The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.
         Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
April 30, 1997 (Unaudited)


     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of April 30, 1997 were as follows (in thousands):

     Capital Stock                                                $   15,055
     Undistributed Net Realized Gain                                      68
     Net Unrealized Depreciation                                         (23)
                                                                  ----------
                                                                  $   15,100
                                                                  ==========

4.   RELATED PARTY TRANSACTIONS

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The Fund may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, the Advisor remits to the Fund an amount equal to all fees otherwise due to the Fund under its investment advisory agreement for the assets invested in such money market funds.

     The amount payable (in thousands) to the Advisor at April 30, 1997 was $40.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities for the period ended April 30, 1997 were as follows (in thousands):

     Purchases:
      U.S. Government and Agency                                $10,749
      Other                                                      11,505

     Sales:
      U.S. Government and Agency                                $ 2,329
      Other                                                       6,590

FINANCIAL HIGHLIGHTS


                                                             SELECTED PER-SHARE DATA (a)
                  ==================================================================================================
                                 INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                             =========================================       ========================
                                              Net Realized
                  Net Asset                      and                         Dividends                    Net Asset
Strong             Value,            Net      Unrealized    Total from       From Net                       Value,
Institutional     Beginning      Investment    Gains on     Investment       Investment    Total            End of
Bond Fund         of Period         Income    Investments   Operations        Income    Distributions       Period
--------------------------------------------------------------------------------------------------------------------
4-30-97 (b)       $10.00         $ 0.20       $ 0.58        $ 0.78           ($0.20)    ($0.20)            10.58


                                RATIOS AND SUPPLEMENTAL DATA
=======================================================================================
                                               Ratio of
                                               Expenses to
                                               Average Net    Ratio of
                                                 Assets         Net
                  Net Assets,     Ratio of      Without      Investment
                    End of       Expenses to    Waivers       Income to       Portfolio
Total             Period  (In     Average        and           Average        Turnover
Return             Thousands     Net Asset    Absorptions    Net Assets         Rate
---------------------------------------------------------------------------------------
+7.8%             $ 15,100       0.4% *       0.8%*          6.1%*            127.4%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 31, 1996 (inception) to April 30, 1997 (Unaudited). Total return and portfolio turnover are not annualized.

                        STRONG INSTITUTIONAL FUNDS, INC.

                                     PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) Financial Statements:

             (1) Strong Institutional Money Fund (all included or incorporated by reference in Parts A & B) (Audited):

                      Schedules of Investments in Securities
                      Statement of Operations
                      Statement of Assets and Liabilities
                      Statement of Changes in Net Assets
                      Notes to Financial Statements
                      Financial Highlights
                      Report of Independent Accountants

                      Incorporated by reference to the Annual Report to Shareholders of the Strong Institutional Money Fund dated February 28, 1997, pursuant to Rule 411 under the Securities Act of 1933. (File Nos. 33-61545 and 811-7335)

             (2) Strong Institutional Bond Fund (all included or incorporated by reference in Parts A & B) (Unaudited):

                      Schedules of Investments in Securities
                      Statement of Operations
                      Statement of Assets and Liabilities
                      Statement of Changes in Net Assets
                      Notes to Financial Statements
                      Financial Highlights


         (b) Exhibits

             (1)      Articles of Incorporation dated July 31, 1996(4)
             (1.1)    Amendment to Articles of Incorporation dated October
                      22, 1996(4)
             (2)      Bylaws dated October 20, 1995(1)
             (3)      Inapplicable
             (4)      Specimen Stock Certificate(1)
             (5)      Investment Advisory Agreement(1)
             (5.1)    Schedule of Additional Funds (Institutional Bond
                      Fund)(4)
             (6)      Distribution Agreement(1)
             (7)      Inapplicable
             (8)      Custody Agreement with Firstar (Institutional Money
                      Fund and Institutional Bond Fund)(3)
             (8.1)    Global Custody Agreement with Brown Brothers Harriman &
                      Co. (Institutional Bond Fund)(4)
             (9)      Shareholder Servicing Agent Agreement(2)
             (10)     Inapplicable
             (11)     Consent of Auditor (Institutional Money Fund)
             (12)     Inapplicable
             (13)     Inapplicable
             (14.1)   Prototype Defined Contribution Retirement Plan - No. 1(4)
             (14.1.1) Prototype Defined Contribution Retirement Plan - No. 2(4)
             (14.2)   Individual Retirement Custodial Account(4)

         (14.3) Section 403(b)(7) Retirement Plan(4)
         (14.4) Simplified Employee Pension Plan Brochure(4)
         (15)   Inapplicable
         (16)   Computation of Performance Figures
         (17)   Financial Data Schedule
         (18)   Inapplicable
         (19)   Power of Attorney dated December 27, 1996(4)
         (20)   Letter of Representation
         (21.1) Code of Ethics for Access Persons dated October 18, 1996(4) (21.2) Code of Ethics for Non-Access Persons dated October 18, 1996(4)
_______________________

(1) Incorporated herein by reference to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 1995.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on or about September 19, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on or about June 27, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

Item 25. Persons Controlled by or under Common Control with Registrant

         Registrant neither controls any person nor is under common control with any other person.

Item 26. Number of Holders of Securities

                                                   Number of Record Holders
                    Title of Class                    as of May 31, 1997
                    --------------                    ------------------

             Common Stock, $.01 par value

                Strong Institutional Money Fund              48
                Strong Institutional Bond Fund                5

Item 27. Indemnification

         Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group and Great American Insurance Company in the aggregate amount of $80,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28. Business and Other Connections of Investment Advisor

         The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Fund" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29. Principal Underwriters

         (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Funds, Inc.; Strong Municipal Bond Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b) The information contained under "About the Fund - Management" in the Prospectus and under "Directors and Officers of the Fund" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         (c)  Inapplicable

Item 30. Location of Accounts and Records

         All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31. Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32. Undertakings

         (a) Inapplicable.

         (b) Inapplicable

         (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 26th day of June, 1997.

                                        STRONG INSTITUTIONAL FUNDS, INC.
                                        (Registrant)


                                        By: /s/ John Dragisic
                                            --------------------------------
                                            John Dragisic, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


        Name                          Title                      Date
        ----                          -----                      ----
                       President (Principal Executive
/s/ John Dragisic      Officer) and a Director               June 26, 1997
----------------------
John Dragisic


/s/ Richard S. Strong  Chairman of the Board and a Director  June 26, 1997
----------------------
Richard S. Strong


                       Treasurer (Principal Financial and
/s/ John A. Flanagan   Accounting Officer)                   June 26, 1997
----------------------
John A. Flanagan


                       Director                              June 26, 1997
----------------------
Marvin E. Nevins*


                       Director                              June 26, 1997
----------------------
Willie D. Davis*


                       Director                              June 26, 1997
----------------------
William F. Vogt*


                       Director                              June 26, 1997
----------------------
Stanley Kritzik*


* John S. Weitzer signs this document pursuant to powers of attorney filed with Post-Effective No. 4 to the Registration Statement on Form N-1A.


                                        By: /s/ John S. Weitzer
                                            -------------------------
                                            John S. Weitzer

                                 EXHIBIT INDEX


                                                            EDGAR
Exhibit No.                     Exhibit                     Exhibit No.
-----------                     -------                     -----------
(11)         Consent of Auditor (Institutional Money Fund)  EX-99.B11

(16)         Computation of Performance Figures             EX-99.B16

(17)         Financial Data Schedule                        EX-27.1 (Money)

(20)         Letter of Representation                       EX-99.B20